Catamaran to Acquire Restat

Catamaran increases its size and scale with the acquisition of privately-held Restat, LLC

LISLE, IL., Aug. 1, 2013 - Catamaran Corp. (NASDAQ: CTRX, TSX: CCT), a leading provider of pharmacy benefit management (PBM) services and technology today announced it has entered into a definitive agreement to acquire Restat, LLC one of the largest privately held pharmacy benefit managers, for a purchase price of $409.5 million in cash, subject to certain customary post-closing adjustments.
Restat provides prescription claim processing and PBM services for self-funded employers, third-party administrators, workers' compensation plans, health plans, and unions. Restat is expected to contribute approximately $650 million of annual drug spend and $45 million of annual EBITDA. Catamaran expects to generate $20 million in annualized synergies once Restat is fully integrated, which is expected to take 18 months following completion of the transaction. Catamaran expects the transaction to close in the fourth quarter of 2013.
“The acquisition of Restat is a great opportunity for us as its core business aligns perfectly with ours. Restat is the first PBM acquired by Catamaran that is not a current client, and we are excited to combine Catamaran's flexibility with Restat's strengths in service and support,” said Mark Thierer, Chairman and CEO of Catamaran. “The acquisition not only adds to our scale, but also provides us the opportunity to bring our full suite of technology and clinical services to Restat's clients, including formulary management, mail order and our specialty pharmacy, BriovaRx.”
Catamaran expects transaction costs of approximately $10 million to be incurred in the fourth quarter of 2013. The transaction is subject to customary closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The purchase price of $409.5 million is expected to be financed with available borrowings under Catamaran's revolving credit facility and cash on hand.

About Catamaran
Catamaran, one of the industry's fastest-growing pharmacy benefits manager, helps organizations and the communities they serve take control of prescription drug costs. Managing more than 250 million prescriptions each year on behalf of 25 million members, our flexible, holistic solutions improve patient care and empower individuals to take charge of their health. Processing one in every five prescription claims in the U.S., Catamaran's skill and scale deliver compelling financial results and sustainable improvement in the overall health of members. Catamaran is headquartered in Lisle, IL. with multiple locations in the U.S. and Canada. For more information, please visit CatamaranRx.com.
About Restat
A member of the Dohmen family of companies, Restat simplifies the purchase and use of healthcare services through independent health benefits management. As one of the largest independent PBMs, Restat has no ownership ties to drug manufacturers or distribution channels, making it uniquely positioned to provide customers with unbiased benefit management solutions. Companies ranging in size from the Fortune 50 to small managed care organizations rely on Restat to manage the prescription benefit nationwide. Restat is headquartered in Milwaukee, Wisconsin.
For further information contact:
Tony Perkins
Investor Relations
Catamaran Corporation
Tel: (312) 261-7805
tony.perkins@catamaranrx.com

Forward Looking Statements

Certain information included herein is forward-looking within the meaning of certain securities laws and is subject to important risks, uncertainties and assumptions. This forward-looking information includes, among other things, information with respect to the Company's anticipated operating results and the Company's objectives and the strategies to achieve those objectives, as well as information with respect to the Company's beliefs, plans, expectations, anticipations, estimates and intentions. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management at this time, are inherently subject to significant business, economic and competitive uncertainties and contingencies. We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause our actual financial results, performance, or achievements to be materially different from our estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, our dependence on, and ability to retain, key customers; our ability to achieve increased market acceptance for our product offerings and penetrate new markets; consolidation in the healthcare industry; the existence of undetected errors or similar problems in our software products; our ability to identify and complete acquisitions, manage our growth, integrate acquisitions and achieve expected synergies from acquisitions; our ability to compete successfully; potential liability for the use of incorrect or incomplete data; the length of the sales cycle for our solutions and services; interruption of our operations due to outside sources; maintaining our intellectual property rights and litigation involving intellectual property rights; our ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future changes in laws or regulations in the healthcare industry; breach of our security by third parties; our dependence on the expertise of our key personnel; our access to sufficient capital to fund our future requirements; potential write-offs of goodwill or other intangible assets; and the outcome of any legal proceeding that has been or may be instituted against us.

In addition, numerous factors could cause actual results with respect to the proposed Restat acquisition to differ materially from those in the forward-looking statements, including, without limitation, the possibility that the expected efficiencies and cost savings from the proposed transaction will not be realized, or will not be realized within the expected time period; the risk that the Catamaran and Restat businesses will not be integrated successfully; the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule contemplated by the parties; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; the risk of customer attrition at Restat or Catamaran; and the possibility that the proposed acquisition does not close, including, but not limited to, due to the failure to satisfy the closing conditions. This list is not exhaustive of the factors that may affect any of our forward-looking statements and is subject to change. Other factors that should be considered are discussed from time to time in Catamaran's filings with the U.S. Securities and Exchange Commission, including the risks and uncertainties discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and subsequent Form 10-Qs, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to Catamaran or persons acting on our behalf are expressly qualified in their entirety by this notice. We disclaim any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

THE FORWARD-LOOKING INFORMATION CONTAINED IN THIS RELEASE REPRESENTS THE COMPANY'S CURRENT EXPECTATIONS AND, ACCORDINGLY, IS SUBJECT TO CHANGE. HOWEVER, THE COMPANY EXPRESSLY DISCLAIMS ANY INTENTION OR OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING INFORMATION, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY APPLICABLE LAW.